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Exhibit 32

Certification of Chief Executive Officer and Chief Financial Officer
Pursuant to 18 U.S.C. Section 1350

        In connection with the Quarterly Report of Ticketmaster (the "Company") on Form 10-Q for the quarterly period ended June 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Sean Moriarty, Chief Executive Officer of the Company, and Brian Regan, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to our knowledge:

          1.     The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

          2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 22, 2008	/s/ SEAN MORIARTY Sean Moriarty President and Chief Executive Officer

Date: September 22, 2008	/s/ BRIAN REGAN Brian Regan Executive Vice President and Chief Financial Officer

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  Exhibit 32
Certification of Chief Executive Officer and Chief Financial Officer Pursuant to 18 U.S.C. Section 1350